SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 15, 2005

                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       New Jersey                        0-20957                52-1382541
-----------------------------         ---------------          --------------
(State or other jurisdiction          (SEC File No.)           (IRS Employer
     of incorporation)                                         Identification
                                                                  Number)

226 Landis Avenue, Vineland, New Jersey                           08360
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------


                                 Not Applicable
 -----------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|  Written communications pursuant to Rule 425 under the Securities Act

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                                SUN BANCORP, INC.

                    INFORMATION TO BE INCLUDED IN THE REPORT

                             Section 8-Other Events

Item 8.01 Other Events.

         On June 15, 2005, the Registrant announced by way of press release the completion of a deposit promotion program which resulted in an increase of approximately $200 million in new deposits.

         A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference and should be referred to for further information regarding the announcement.


                   Section 9-Financial Statements and Exhibits


Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits:

            Exhibit 99 - Press Release dated June 15, 2005.
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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SUN BANCORP, INC.



Date: June 17, 2005                    By:   /s/Dan A. Chila
                                             ------------------------------
                                             Dan A. Chila
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Duly Authorized Representative)